SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): June 25, 2003 (June 20, 2003)

                             LASERSIGHT INCORPORATED
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              Exact name of registrant as specified in its charter

                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation

          0-19671                                   65-0273162
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   Commission File Number                         I.R.S. Employer
                                                 Identification No.

              6903 University Boulevard, Winter Park, Florida 32792
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                     Address of Principal Executive offices

       Registrant's telephone number, including area code: (407) 678-9900
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Item 5. Other Events and Regulation FD Disclosure

Lasersight Incorporated issued a press release dated June 20, 2003 to disclose its receipt of a default notice on its $2 million secured loans with GE Healthcare Financial Services, Inc. ("GE") and that the Company is currently in negotiations with GE to amend certain terms of the defaulted loans to allow the Company to continue to service the loans on practical and feasible terms for the Company. Currently the Company is engaged in good faith negotiations with GE on a new term sheet to amend certain conditions under the loans.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements:

            Not applicable.

      (b)   Pro forma financial information:

            Not applicable.

      (c)   Exhibits:

            Exhibit 99    Press release dated June 20, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         LaserSight Incorporated

Date:   June 25, 2003                                By: /s/ Michael R. Farris
                                                         ---------------------
                                                         Michael R. Farris
                                                         Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit 99   Press release dated June 20 , 2003.